Dreyfus California Intermediate
      Municipal Bond Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus California Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2003, the fund achieved a total return of 9.09%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark index, achieved a total return of 10.56% for the same period.(2) In addition, the average total return for all funds reported in the fund's peer group, the Lipper California Municipal Debt Funds category, was 8.40%.(3) Because there are no broad-based indices reflecting the performance of bonds issued only by California, we have provided the fund's Lipper category average return for additional comparison.

The positive effects of lower interest rates were partially offset during the reporting period by the effects of California's deteriorating fiscal condition. The fund produced a lower return than that of its benchmark, primarily because the Index contains bonds from many states, not just California, and its returns do not reflect fees and expenses. We are pleased that the fund produced a higher return than its peer group average, primarily because it focused on high-quality, income-oriented bonds and avoided some of California's weaker market segments. In addition, some of the fund's holdings were "pre-refunded" by their issuers, enhancing performance.

What is the fund's investment approach?

The fund' s goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital. The fund invests in a diversified portfolio of municipal bonds from California issuers. The fund is also managed in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

What other factors influenced the fund's performance?

The reporting period was difficult for California's bond market. In a weak economy, the state received fewer tax revenues than it had projected. Faced with an estimated $34 billion budget deficit, California attempted to bridge the gap by issuing more municipal bonds. At the same time, several independent rating services downgraded the state's credit rating to the single-A range, adversely affecting bond prices.

Because of the state's relatively high tax rates, California bonds historically have tended to trade at higher prices than bonds of other states. The increase in new issuance and the state's fiscal problems have changed this dynamic, and California bonds have sold recently at prices historically associated with the general market, rather than a specific state. We believe that California bond prices will return to historical norms when the economy improves.

The effects of California's budget problems might have been more severe had it not been for declining interest rates at the national level, which contributed positively to the fund' s total return. In addition, demand for high-quality fixed-income securities remained high from investors seeking a more stable alternative to a declining stock market.

Because  lower  interest  rates  reduced  borrowing  costs,  some  of the fund's
holdings   were   "pre-refunded"   during   the   reporting  period,  benefiting
performance. Pre-refunding is a process in which new bonds are issued at lower rates, and part of the proceeds are set aside to retire existing bonds on their earliest call dates. Generally, pre-refunding increases a bond's value and liquidity, which benefited the fund's performance. In addition, the fund' s performance benefited from its focus on credit quality. The fund generally avoided unsecured state debt in favor of securities from local issuers we considered fiscally sound, such as well-known school districts, and securities backed by distinct revenue streams, such as water districts. The fund also held few bonds backed by or issued on behalf of corporations, including tobacco companies and airlines that were hit hard by the weak economy and other factors.

What is the fund's current strategy?

We continue to maintain a relatively conservative investment posture. As market volatility increased, we intensified our focus on highly rated local issuers. By the end of the reporting period, however, it had become apparent to us that proposed cuts in state aid could affect some municipalities adversely, especially if the state shifts mandated spending programs to the local level. Accordingly, we are prepared, if necessary, to shift the fund's focus away from local municipalities toward bonds issued by the state government. In our view, these strategies are prudent in today's uncertain economic and geopolitical climate.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 3/31/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.09%              5.33%             5.49%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--83.7%

ABAG Finance Authority, COP
   (Episcopal Homes Foundation) 5.25%, 7/1/2010                                               3,500,000                3,727,535

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,255,030

Alameda County, COP
   5.375%, 12/1/2012 (Insured; MBIA)                                                          2,000,000                2,287,320

Alta Loma School District Zero Coupon,
   8/1/2015 (Insured; FGIC)                                                                   1,000,000                  575,180

Beverly Hills Unified School District:

   4.50%, 8/1/2012                                                                              760,000                  819,098

   4.75%, 8/1/2015                                                                              550,000                  586,030

California:

   5.50%, 3/1/2017                                                                            5,990,000                6,440,029

   Veterans 5.35%, 12/1/2016                                                                  2,000,000                2,096,040

California Department of Water Resources, Revenue:

  (Central Valley Project):

      5%, 12/1/2012 (Insured; FGIC)                                                           4,000,000                4,483,080

      5.50%, 12/1/2015                                                                        1,500,000                1,683,765

      Water Systems 5.50%, 12/1/2015 (Insured; FGIC)                                          2,000,000                2,316,260

   Power Supply:

      5.25%, 5/1/2009 (Insured; MBIA)                                                         4,000,000                4,500,480

      5.375%, 5/1/2017                                                                        3,000,000                3,292,710

California Educational Facilities Authority,
   Revenue (Stanford University) 5.25%, 12/1/2013                                             2,250,000                2,570,962

California Health Facilities Financing Authority, Revenue:

   (Downey Community Hospital) 5.625%, 5/15/2008                                              4,370,000                4,130,786

   (Pomona Valley Hospital)
      5.375%, 7/1/2009 (Insured; MBIA)                                                        3,240,000                3,623,422

   (Saint Francis Memorial Hospital)
      5.75%, 11/1/2003                                                                        1,130,000                1,158,476

California Housing Finance Agency,
   Revenue (Single Family Mortgage):

      5.80%, 8/1/2003                                                                           565,000                  572,187

      5.95%, 8/1/2014 (Insured; MBIA)                                                         3,000,000                3,164,610

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              5,000,000                5,089,200

California Public Works Board, LR (Secretary of State)

   6.10%, 12/1/2004 (Insured; AMBAC)                                                          4,100,000                4,421,153

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority:

   Apartment Development Revenue
      (Irvine Apartment Communities) 5.05%, 5/15/2008                                         2,000,000                2,132,060

   COP, Revenue (Huntington Memorial Hospital)
      5.50%, 7/1/2010                                                                         4,000,000                4,483,520

   MFHR (Equity Residential) 5.20%, 6/15/2009                                                 2,000,000                2,144,460

   Multifamily Revenue (Quail Ridge Apartments)
      4.25%, 7/1/2012                                                                         1,000,000                  998,810

Carson Redevelopment Agency
   (Area Number 1--Tax Allocation)

   5.50% 10/1/2013 (Insured; MBIA)                                                            1,000,000                1,156,850

East Bay Municipal Utility District, Water System Revenue:

   5.20%, 6/1/2008 (Insured; MBIA)                                                            2,000,000                2,053,120

   5.25%, 6/1/2015 (Insured; MBIA)                                                            2,000,000                2,196,720

Escondido Joint Powers Financing Authority,
   LR (California Center for the Arts)

   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,828,307

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      0/7.05%, 1/1/2010                                                                       2,000,000  (a)           2,208,480

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                5,058,781

      0/7.15%, 1/1/2013 (Prerefunded 1/1/2010)                                                2,000,000  (a,b)         2,249,100

      5.125%, 1/15/2019 (Insured; MBIA)                                                       2,000,000                2,135,480

Livermore-Amador Valley Water Management
   Agency, Sewer Revenue

   5.25%, 8/1/2014 (Insured; AMBAC)                                                           3,200,000                3,541,856

Los Angeles City, Revenue (Harbor Department)
   6%, 8/1/2014                                                                               6,500,000                7,359,755

Los Angeles Community College District:

   5.50%, 8/1/2015 (Insured; MBIA)                                                            2,000,000                2,240,040

   5.50%, 8/1/2016 (Insured; MBIA)                                                            1,845,000                2,056,677

Los Angeles County Metropolitan Transportation
   Authority, Sales Tax Revenue
   5%, 7/1/2017 (Insured; FGIC)                                                               1,450,000                1,544,134

Los Angeles County Public Works Financing Authority,
   Revenue (Los Angeles County Flood Control District)
   5%, 3/1/2012 (Insured; MBIA)                                                               3,000,000                3,338,400

Los Angeles Department of Water and Power,
   Electric Plant Revenue

   5.70%, 9/1/2011 (Insured; FGIC)                                                              290,000                  301,217


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles Unified School District:

   5.50%, 7/1/2012 (Insured; MBIA)                                                            2,500,000                2,888,850

   5%, 7/1/2013 (Insured; MBIA)                                                               1,000,000                1,113,160

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                1,127,070

   5.75%, 7/1/2015 (Insured; MBIA)                                                            3,000,000                3,534,630

Metropolitan Water District of Southern California,
   Waterworks Revenue 5.25%, 3/1/2015                                                         3,000,000                3,316,080

Midpeninsula Regional Open Space District Financing
   Authority, Revenue

   Zero Coupon, 9/1/2015 (Insured; AMBAC)                                                     2,825,000                1,616,069

Modesto Irrigation District, COP
   (Capital Improvements)
   5.25%, 7/1/2016 (Insured; FSA)                                                             2,370,000                2,596,833

Novato Unified School District
   (San Jose Unified School District)

   5.25%, 8/1/2016 (Insured; FGIC)                                                            1,100,000                1,210,638

Orange County, COP 5.70%, 7/1/2010 (Insured; MBIA)                                            4,000,000                4,503,040

Orange County Local Transportation Authority,
   Sales Tax Revenue

   5%, 2/15/2011 (Insured; AMBAC)                                                             1,000,000                1,110,750

Rancho Water District 5.50%, 8/1/2008                                                         1,670,000                1,917,026

Sacramento County, Special Tax
   (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,110,000                1,210,255

      5.40%, 12/1/2009                                                                        1,220,000                1,323,541

Sacramento County Sanitation
   District Financing Authority,
   Revenue 5.50%, 12/1/2014                                                                   4,000,000                4,528,560

Sacramento Municipal Utilities District,

   Electric Revenue 9.895%, 11/15/2015                                                        2,000,000  (c,d)         2,171,980

San Diego County, COP (Burnham Institute)
   5.70%, 9/1/2011                                                                            3,100,000                3,335,879

San Diego Housing Authority, MFHR
   (Island Village Apartments) 5.10%, 7/1/2012                                                1,215,000                1,296,101

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,394,934

      (Special Facilities Lease--SFO Fuel)
         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,826,603

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Francisco City and County Public Utilities Commission,

   Commission Water Revenue
   5%, 11/1/2016 (Insured; FSA)                                                               2,000,000                2,149,300

San Mateo County Transit District:

   5.75%, 6/1/2018 (Insured; MBIA)                                                            2,645,000                3,119,275

   Sales Tax Revenue (Crossover)
      5.25%, 6/1/2019 (Insured; MBIA)                                                         1,600,000                1,790,608

San Mateo Redevelopment Agency (Tax Allocation)
   5.10%, 8/1/2014                                                                            1,835,000                1,968,019

Santa Ana Housing Authority, MFHR
   (Cornerstone Village Apartments) 5%, 8/15/2012                                             1,000,000                1,061,410

Santa Clara Unified School District 5.50%, 7/1/2016                                           1,870,000                2,097,317

South Placer Wastewater Authority, Wastewater Revenue

   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,000,000                1,127,460

Southern California Public Power Authority,
   Power Project Revenue (San Juan Unit 3)
   5.375%, 1/1/2010 (Insured; FSA)                                                            3,500,000                3,966,620

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,784,225

Truckee-Donner Public Utility District, COP:

   4.50%, 1/1/2008 (Insured; ACA)                                                               750,000                  796,868

   4.50%, 1/1/2009 (Insured; ACA)                                                             1,685,000                1,781,433

Ukiah Unified School District, COP
   (Ukiah Unified School District School Building Corp.)                                      1,535,000                1,655,022

   4%, 9/1/2007 (Insured; MBIA)

Upland Public Financing Authority, LR
   (Water Systems Project)

   4.60%, 10/1/2016 (Insured; AMBAC)                                                          3,500,000                3,673,425

Westlands Water District, Revenue, COP
   5.25%, 9/1/2020 (Insured; MBIA)                                                            1,500,000                1,616,625

U.S. RELATED--13.2%

Children's Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     1,000,000  (b)           1,170,120

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     3,000,000  (b)           3,510,360

Guam, LOR:

   (Infrastructure Improvement)
      5.25%, 11/1/2009 (Insured; AMBAC)                                                       1,210,000                1,362,654

   (Section 30) 5.50%, 12/1/2010 (Insured; FSA)                                               3,000,000                3,467,220


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,410,237

   5%, 7/1/2005                                                                                 230,000                  248,457

   5.75%, 7/1/2008 (Insured; MBIA)                                                            2,000,000                2,320,520

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,314,840

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA)
   (Prerefunded 7/1/2010)                                                                     2,000,000  (b)           2,356,240

Puerto Rico Highway and Transportation Authority,
   Highway Revenue

   6.25%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,718,590

Puerto Rico Industrial Tourist Educational,
   Medical, and Environmental Control Facilities
   Financing Authority, Industrial Revenue

   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,170,000                1,240,317

Puerto Rico Public Building Authority,
   Government Facility Revenue 5.50%, 7/1/2016                                                1,500,000                1,673,025

Virgin Islands Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,171,420

   5.875%, 10/1/2018                                                                          1,000,000                1,023,410

Virgin Islands Water and Power Authority,
   Electric Systems 5.125%, 7/1/2011                                                          1,000,000                1,070,180

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $200,390,117)                                                                                               213,488,316
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority,
  HR, VRDN (Adventist)

  1.20% (Insured; MBIA)

   (cost $4,700,000)                                                                          4,700,000  (e)           4,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $205,090,117)                                                              99.0%             218,188,316

CASH AND RECEIVABLES (NET)                                                                          1.0%               2,204,753

NET ASSETS                                                                                        100.0%             220,393,069

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              67.6

AA                               Aa                              AA                                               12.5

A                                A                               A                                                 5.8

BBB                              Baa                             BBB                                               5.1

BB                               Ba                              BB                                                4.2

F1+,F-1                          MIG1, VMG1 & P1                 SP1, A1                                           2.6

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     2.2

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH  31,  2003,  THIS
     SECURITY AMOUNTED TO $2,171,980 OR 1.0% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT MARCH 31, 2003, THE FUND HAD  $57,026,515  (25.9% OF NET ASSETS) INSURED
     BY MBIA.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           205,090,117   218,188,316

Cash                                                                    847,657

Interest receivable                                                   2,636,019

Receivable for investment securities sold                             1,359,547

Receivable for shares of Beneficial Interest subscribed                  46,051

Prepaid expenses and other assets                                       190,487

                                                                    223,268,077
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           120,269

Payable for investment securities purchased                           2,553,857

Payable for shares of Beneficial Interest redeemed                      128,925

Accrued expenses and other liabilities                                   71,957

                                                                      2,875,008
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      220,393,069
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     206,154,690

Accumulated net realized gain (loss) on investments                   1,140,180

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,098,199
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      220,393,069
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 15,144,224

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.55

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,871,715

EXPENSES:

Management fee--Note 3(a)                                            1,270,504

Shareholder servicing costs--Note 3(b)                                 206,710

Professional fees                                                       57,801

Custodian fees                                                          22,599

Trustees' fees and expenses--Note 3(c)                                  16,580

Prospectus and shareholders' reports                                    12,519

Registration fees                                                       10,877

Loan commitment fees--Note 2                                             2,855

Miscellaneous                                                           17,485

TOTAL EXPENSES                                                       1,617,930

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                (5,797)

NET EXPENSES                                                         1,612,133

INVESTMENT INCOME--NET                                               8,259,582
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,142,386

Net unrealized appreciation (depreciation) on investments            7,650,645

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,793,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,052,613

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,259,582            7,886,366

Net realized gain (loss) on investments         2,142,386            1,427,475

Net unrealized appreciation
   (depreciation) on investments                7,650,645           (3,053,274)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,052,613            6,260,567
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (8,323,081)          (7,818,099)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  50,168,250           45,999,961

Dividends reinvested                            6,193,199            5,709,462

Cost of shares redeemed                       (43,036,903)         (32,505,997)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       13,324,546           19,203,426

TOTAL INCREASE (DECREASE) IN NET ASSETS        23,054,078           17,645,894
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           197,338,991          179,693,097

END OF PERIOD                                 220,393,069          197,338,991

Undistributed investment income--net                   --              104,805
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,493,742            3,269,677

Shares issued for dividends reinvested            429,536              407,082

Shares redeemed                                (2,998,636)          (2,320,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     924,642            1,356,597

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended March 31,
                                                            ------------------------------------------------------------------------

                                                                 2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.88          13.97          13.40          13.99         13.82

Investment Operations:

Investment income--net                                            .56(b)         .58(b)         .58            .58           .58

Net realized and unrealized
   gain (loss) on investments                                     .68           (.09)           .57           (.59)          .17

Total from Investment Operations                                 1.24            .49           1.15           (.01)          .75

Distributions:

Dividends from investment income--net                            (.57)          (.58)          (.58)          (.58)         (.58)

Net asset value, end of period                                  14.55          13.88          13.97          13.40         13.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.09           3.46           8.79            .02          5.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .76            .76            .76            .79           .80

Ratio of net investment income
   to average net assets                                         3.91           4.15           4.28           4.32          4.19

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .00(c)          --            .00(c)         .00(c)        .02

Portfolio Turnover Rate                                         21.56          21.04          31.35          19.38         26.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         220,393        197,339        179,693        174,706       202,436

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.14% TO  4.15%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO APRIL 1,  2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,871 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed realized gains $1,151,543 and unrealized appreciation $13,098,199.


The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2003 and March 31, 2002, were as follows: tax exempt income $8,323,081 and $7,818,099, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $30,895, increased accumulated net realized gain (loss) on investments by $10,177 and increased paid-in capital by $20,718. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2002 through March 31, 2003, to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,797 during the period ended March 31, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $106,721 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $62,122 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2003, redemption fees charged and retained by the fund amounted to $12,675.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $59,782,339 and $44,034,711, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $205,090,117; accordingly, accumulated net unrealized appreciation on investments was $13,098,199, consisting of $13,466,895 gross unrealized appreciation and $368,696 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 5, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal and, for individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

JAY I. MELTZER (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

*    Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13


DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Vice Chairman and Director

*    Harlem Educational Activities Fund, Inc., Chairman

*    Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Collins & Aikman Corporation, Director

*    Allied Waste Corporation, Director

*    Chubb Corporation, Director

*    Raytheon Company, Director

*    Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        California Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  902AR0303